SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest reported): October 1, 2004

                             Tech Laboratories, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                  000-30712                      22-1436279
           (Commission File Number) (IRS Employer Identification No.)

                   955 Belmont Avenue, North Haledon, NJ 07508
               (Address of Principal Executive Offices)(Zip Code)

                                 (973) 427-5333
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)     Previous Independent Auditors:

        (i) Effective October 1, 2004, Charles J. Birnberg, CPA ("Birnberg") was dismissed as the independent auditor for the Company due to the fact that Birnberg is not registered with the Public Company Accountants Oversight Board ("PCAOB").

        (ii) The Company will file an amended Form 10-KSB for the year ended December 31, 2003 with financial statements that have been audited by an auditor who is registered with PCAOB. The Company will also file amended Form 10-QSBs for any period in which Birnberg reviewed the Company's financial statements. Management of Tech Laboratories is unaware of any disagreements with Birnberg related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Birnberg's dismissal on October 1, 2004, there has been no disagreement between the Company and Birnberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Birnberg would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

        (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Birnberg's audit report on the financial statements for the year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

        (iv) In connection with its audits for the two most recent fiscal years and review of financial statements through October 1, 2004, there have been no disagreements with Birnberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Birnberg would have caused them to make reference thereto in their report on the financial statements.

        (v) During the two most recent fiscal years and the interim period subsequent to October 1, 2004, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

        (vi) The Company requested that Birnberg furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)     New Independent Accountants:

        (i) Due to the relatively short period of time since the Company was notified that Birnberg was not registered with PCAOB, the Board of Directors has not had an opportunity to retain another independent auditor. Management has had discussions with and intends to retain an independent accountant as soon as


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possible.  The Company will confirm that prior to retaining the new  independent auditor, the Company did not consult with such firm regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by such Birnberg or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of business acquired:

                None

        (b)     Exhibits

NUMBER          EXHIBIT
------          ------------------------------------------------------
10.1            Letter from Charles Birnberg, CPA


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TECH LABORATORIES, INC.

                                                   By: /s/  Bernard Ciongoli
                                                     ---------------------------
                                                     Bernard Ciongoli
                                                     President

October 6, 2004